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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549


                                     FORM 8-K



                       CURRENT REPORT PURSUANT TO SECTION
                     13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934



                           Date of Report: June 25, 1998

                          Commission File Number: 0-25060

                         HUMPHREY HOSPITALITY TRUST, INC.
              (Exact name of registrant as specified in its charter)



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
                       Virginia                0-25060                 52-1889548
               (State of Incorporation)    (Commission File          (I.R.S. employer
                                               Number)              identification no.)

   12301 Old Columbia Pike, Silver Spring MD  20904                  (301) 680-4343
       (Address of principal executive offices)              (Registrant's telephone number)
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                                        N/A
           (Former Name or Former Address, if Changed Since Last Report)





                               Page 1 of 5 pages.
                        Exhibit Index appears on page 5.

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Item 2.           Acquisitions or Disposition of Assets


      On June 25, 1998, Humphrey Hospitality Trust, Inc. (the "Company"), through its 87.57% interest in Humphrey Hospitality L.P. (the "Partnership"), completed the acquisition of a 73-room Best Western hotel in Ellenton, Florida and a 63-room Shoney's Inn hotel in Ellenton, Florida from Allen Investments
Inc.. On June 26, 1998, the Company completed the acquisition of an 80-room
Hampton Inn hotel in Brandon, Florida from Allen Investments, Inc..


      The purchase prices for the hotels, which were determined in arms-length negotiations, were as follows:

      Best Western - Ellenton, FL                           $2,900,000
      Shoney's Inn - Ellenton, FL                           $2,500,000
      Hampton Inn - Brandon, FL                             $5,350,000

      The purchase price was funded through the use of borrowings under the Company's credit facility with Mercantile Safe Deposit and Trust Company.

      The properties are to be leased by the Partnership to Humphrey Hospitality
Management, Inc., the lessor of the Partnership's other hotel properties, pursuant to percentage leases which provide for rent based, in part, on the room revenues from the hotels. The lease for the Best Western and Shoney's Inn hotels located in Ellenton, Florida went into effect on June 25, 1998, the lease for the Hampton Inn hotel located in Brandon, Florida went into effect on June 26, 1998.

      The following table sets forth (i) the annual Base Rent, and (ii) the annual Percentage Rent formula:


Acquired Hotel          Base Rent               Percentage Rent Formula
--------------          ---------               -----------------------

Best Western            $203,000                15% of quarterly room
Ellenton,FL                                     revenues up to room revenues
                                                of $940,000 per annum, plus 10%
                                                of semi-annual room revenues up
                                                to $940,000 of room revenues per
                                                annum, plus 35% of room revenues
                                                in excess of $940,000 of room
                                                revenues per annum, plus 8% of
                                                monthly other revenues.

Shoney's Inn            $175,000                16.7% of quarterly room
Ellenton, FL                                    revenues up to room revenues
                                                of $700,000 per annum, plus 10%
                                                of semi-annual room revenues up
                                                to $700,000


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                                                of room revenues per annum, plus
                                                35% of room revenues in excess
                                                of $700,000 of room revenues per
                                                annum, plus 8% of monthly other
                                                revenues.

Hampton Inn             $374,500                14.5% of quarterly room
Brandon, FL                                     revenues up to room revenues
                                                of $1,700,000 per annum, plus
                                                10% of semi-annual room revenues
                                                up to $1,700,000 of room
                                                revenues per annum, plus 35% of
                                                room revenues in excess of
                                                $1,700,000 of room revenues per
                                                annum, plus 8% of monthly other
                                                revenues.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            a. Financial Statements of Businesses Acquired and Pro Forma
               ---------------------------------------------------------
               Financial Information
               ---------------------

                  The Registrant has determined that it is impracticable to file the required audited and pro forma financial information concurrently with this 8-K. The Registrant will file such financial information by amendment as soon as practicable, but not later than September 8, 1998.

            b. Exhibits
               --------

                  Number      Exhibit
                  ------      -------

                  2.1         Purchase Agreement, dated as of May, 1998, between
                              Allen Investments, Inc., as Seller, and Humphrey
                              Hospitality Limited Partnership, as Purchaser.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Humphrey Hospitality Trust, Inc.
                                    --------------------------------



Date: 7/10/98                 By:         /s/ James I. Humphrey Jr
     ------------------             --------------------------------
                                    James I. Humphrey Jr.
                                    Chairman and President






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EXHIBIT INDEX


Exhibit No.   Description
----------    -----------

2.1           Purchase Agreement, dated as of May, 1998, between Allen
              Investments, Inc., as Seller, and Humphrey Hospitality
              Limited Partnership, as Purchaser.
















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